UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2016

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) The annual shareholders meeting of the Company was held on April 19, 2016. The matters submitted to the security holders for approval included (1) fixing the number of directors at eleven (11), (2) the election of eleven (11) directors, (3) adoption of a non-binding resolution approving the compensation of the named executive officers of the Company and (4) ratification of the Audit Committee's selection of the accounting firm of BKD, LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2016.

(b) At the annual meeting, all eleven (11) directors were elected by proxies solicited pursuant to Section 14 of the

Securities Exchange Act of 1934, without any solicitation in opposition thereto. The following table summarizes the required analysis of the voting by security holders at the annual meeting of shareholders held on April 19, 2016:

Voting of Shares

							Broker
Action	For	%	Against	%	Abstain	%	Non-Votes
Fix the number of directors	24,864,964	99.2%	109,370	0.4%	92,000	0.4%
at eleven (11)

Election of Directors:	For	%	Withhold Authority	%			Broker Non-Votes
Jay D. Burchfield	18,470,668	99.5%	92,657	0.5%			6,503,009
William E. Clark, II	18,486,665	99.6%	76,660	0.4%			6,503,009
Steven A. Cosse	18,471,506	99.5%	91,819	0.5%			6,503,009
Mark C. Doramus	18,482,770	99.6%	80,555	0.4%			6,503,009
Edward Drilling	18,485,391	99.6%	77,935	0.4%			6,503,009
Eugene Hunt	18,480,975	99.6%	82,350	0.4%			6,503,009
Christopher R. Kirkland	18,483,940	99.6%	79,385	0.4%			6,503,009
W. Scott McGeorge	18,481,965	99.6%	81,360	0.4%			6,503,009
George A. Makris, Jr.	18,318,223	98.7%	245,103	1.3%			6,503,009
Joseph D. Porter	18,481,137	99.6%	82,188	0.4%			6,503,009
Robert L. Shoptaw	18,481,023	99.6%	82,302	0.4%			6,503,009

							Broker
Action	For	%	Against	%	Abstain	%	Non-Votes
Consider adoption of a	18,184,224	98.0	162,912	0.9%	216,189	1.1%	6,503,009
non-binding resolution
approving the compensation
of the named executive officers

							Broker
Action	For	%	Against	%	Abstain	%	Non-Votes
Ratify the Audit Committee's	24,823,035	99.1%	184,563	0.7%	58,736	0.2%
selection of the accounting firm
of BKD, LLP as independent
auditors of the Company and its
subsidiaries for the year ending
December 31, 2016

Item 8.01 Other Events.

Designation of new Lead Director.

Mr. Steven A. Cossé has been designated by the Board as the Lead Director which position was vacated by the retirement of Dr. Harry L. Ryburn as a director of the Corporation. As Lead Director, Mr. Cossé will chair the Executive Committee of the Board and preside over executive sessions of the Board of Directors of the Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: April 20, 2016	Robert A. Fehlman, Senior Executive Vice President,
Chief Financial Officer and Treasurer